UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported)
October 22, 2024

Commission file number 001-31220

Community Trust Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Kentucky (State or other jurisdiction of incorporation or organization)	61-0979818 (IRS Employer Identification No.)

P.O. Box 2947 346 North Mayo Trail Pikeville, Kentucky (Address of principal executive offices)	41502 (Zip code)

(606) 432-1414
(Registrant’s telephone number)

Securities registered pursuant to Section 12(b) of the Act:

Common Stock (Title of class)

CTBI (Trading symbol)		The NASDAQ Global Select Market (Name of exchange on which registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act □

Item 4.01 – Changes in Registrant’s Certifying Accountant

(a) -Dismissal of Independent Registered Public Accounting Firm

On October 22, 2024, the Board of Directors (the “Board”) of Community Trust Bancorp, Inc. (the “Company”) approved a change to the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025 upon recommendation from the Audit Committee of the Board (the “Committee”), and the Company notified Forvis Mazars, LLP (“Forvis Mazars”), which is currently serving as the Company’s independent auditors, of its dismissal effective immediately following Forvis Mazars’s completion of its audit of the Company’s consolidated financial statements as of and for the fiscal year ending December 31, 2024, and the issuance of its report thereon. Upon completion of Forvis Mazars’s services, the Company will file an amendment to this Current Report on Form 8-K with the specific date of dismissal and an update to the disclosures required by Item 304(a) of Regulation S-K through that date.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of this Current Report on Form 8-K, there were no: (1) “disagreements” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and related instructions) with Forvis Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement; or (2) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The audit reports of Forvis Mazars on the consolidated financial statements of the Company as of and for the years ended December 31, 2023 and 2022, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The audit reports of Forvis Mazars on the effectiveness of internal control over financial reporting as of December 31, 2023 and 2022, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

The Company provided Forvis Mazars with a copy of the foregoing disclosures and requested that Forvis Mazars furnish a letter addressed to the U.S. Securities and Exchange Commission (the “SEC”) stating whether Forvis Mazars agrees with the above statements. A copy of the letter from Forvis Mazars is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm

On October 22, 2024, upon the approval of the Committee, the Company notified BDO, LLP (“BDO”) of its formal decision to engage BDO as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, effective beginning with the review of the Company’s condensed consolidated financial statements for the quarter ending March 31, 2025, and subject to completion of BDO’s customary client acceptance procedures.

During the Company’s fiscal years ended December 31, 2023 and 2022, and the subsequent interim period through the date of this Current Report on Form 8-K, neither the Company nor anyone acting on its behalf consulted BDO with respect to either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).]

Item 9.01 – Financial Statements And Exhibits

(d) Exhibits

The following exhibits are filed with this report:

16.1	Letter from Forvis Mazars, LLP dated October 25, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY TRUST BANCORP, INC.

By:

Dated: October 25, 2024	/s/ Mark A. Gooch
Mark A. Gooch
Chairman, President, and Chief Executive Officer